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                              Janus Investment Fund

                            Janus Mid Cap Value Fund

                              Institutional Shares
                                 Investor Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a reconvened Special Meeting of Shareholders of Janus Mid Cap Value Fund (the "Fund") held on December 16, 2008, shareholders of the Fund approved a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Fund, and Perkins Investment Management LLC ("Perkins"), the subadviser to the Fund. In addition, shareholders of the Fund also approved an amended and restated investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital, so that Janus Capital, rather than the Fund, is obligated to compensate any subadviser engaged by Janus Capital from the Fund to Janus Capital.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. Perkins was formerly known as Perkins, Wolf, McDonnell and Company, LLC and changed its name to Perkins Investment Management LLC upon the closing of the Acquisition. With the Acquisition completed and shareholders of the Fund having approved the new subadvisory agreement, Perkins will remain the Fund's subadviser. Perkins expects to provide the same level of services under the new subadvisory agreement as it provided under the prior subadvisory agreement.

In connection with the Acquisition, the Fund has changed its name to "Perkins Mid Cap Value Fund." All references to Perkins, Wolf, McDonnell and Company, LLC and the Fund in the Prospectus are changed as indicated above.

                Please retain this Supplement with your records.

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                              Janus Investment Fund

                           Janus Small Cap Value Fund

                              Institutional Shares
                                 Investor Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a reconvened Special Meeting of Shareholders of Janus Small Cap Value Fund (the "Fund") held on November 25, 2008, shareholders of the Fund approved a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Fund, and Perkins Investment Management LLC ("Perkins"), the subadviser to the Fund. In addition, shareholders of the Fund also approved an amended and restated investment advisory agreement ("Advisory Agreement") between Janus Investment Fund, on behalf of the Fund, and Janus Capital, so that Janus Capital, rather than the Fund, is obligated to compensate any subadviser engaged by Janus Capital from the Fund to Janus Capital and changes the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index as further described below.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. Perkins was formerly known as Perkins, Wolf, McDonnell and Company, LLC and changed its name to Perkins Investment Management LLC upon the closing of the Acquisition. With the Acquisition completed and shareholders of the Fund having approved the new subadvisory agreement, Perkins will remain the Fund's subadviser. Perkins expects to provide the same level of services under the new subadvisory agreement as it provided under the prior subadvisory agreement.

In connection with the Acquisition, the Fund has changed its name to "Perkins Small Cap Value Fund." All references to Perkins, Wolf, McDonnell and Company, LLC and the Fund in the Prospectus are changed as indicated above.

The Advisory Agreement approved by Fund shareholders changes the Fund's investment advisory fee structure from an annual fixed rate of 0.72% of average daily net assets to an annual rate of 0.72% that adjusts up or down based upon the performance of the Fund's Investor Shares relative to the Fund's benchmark index, the Russell 2000(R) Value Index.

Under the Advisory Agreement, the investment advisory fee to be paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by

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applying the current contractual fixed-rate advisory fee at the annual rate of
0.72% to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until January 2010. For each month up to 36 months following January 2010, the performance measurement period will be equal to the time that has elapsed, until January 2012, when the performance measurement period will be a rolling 36-month period.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement and Advisory Agreement was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's next shareholder report.

                Please retain this Supplement with your records.